UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ______)

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☐	Soliciting Material under §240.14a-12

Cosmos Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cosmos Holdings Inc.

141 West Jackson Blvd. Suite 4236

Chicago IL 60604

October 21, 2022

Dear Cosmos Holdings Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Cosmos Holdings Inc. (the “Company”) which will be held on December 2, 2022 at 9:00 A.M. (Central Time) at the Company’s corporate headquarters, 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604. You will be able to attend the meeting, vote and submit your questions at such meeting.

Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2022 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the internet or at the Annual Meeting, or you also may vote by mailing a proxy card. Please review the instructions on the proxy card regarding your voting options.

Cordially,

/s/ Grigorios Siokas
Grigorios Siokas
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

                In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible over the internet by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the Annual Meeting and save the Company the extra expense associated with additional solicitation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote on your behalf in the election of directors (Proposal 1), approval of the Company’s equity incentive plan (Proposal 2), the non-binding advisory vote on the frequency of the Say on Pay Vote (Proposal 3), the non-binding advisory Say on Pay Vote (Proposal 4), approval of the amendment to the Company’s Articles of Incorporation to change the Company’s name (Proposal 5), or to authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion (Proposal 6), unless you provide specific instructions to your broker, bank or other nominee by completing and returning any voting instruction form that your broker, bank or other nominee provides or following instructions that allow you to vote your broker-held shares via the internet. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your shares during the Annual Meeting.

Cosmos Holdings Inc.

141 West Jackson Blvd. Suite 4236

Chicago IL 60604

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 2, 2022

To the Stockholders of Cosmos Holdings Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Cosmos Holdings Inc. (the “Company”) will be held on December 2, 2022, at 9:00 A.M. (Central Time) at the Company’s corporate headquarters, 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604.

1.	To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);
2.	To approve the Company’s equity incentive plan (Proposal 2);
3.

To cast a non-binding, advisory vote on the frequency with which the Company’s shareholders shall have an advisory say on pay vote on the compensation of the Company’s named executive officers (Proposal 3);

4.	To cast a non-binding, advisory vote to approve the compensation of our named executive officers (“Say on Pay Vote”) (Proposal 4);
5.	To approve the amendment to the Company’s Articles of Incorporation to the change the Company’s name (Proposal 5);
6.	To authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion (Proposal 6); and
7.	To transact such other business as may properly come before the Annual Meeting (including any adjournments or postponements thereof).

Only stockholders of record at the close of business on October 5, 2022 are entitled to receive the notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

If your shares are registered in your name with Issuer Direct, the Company’s transfer agent for this meeting, and you wish to attend the meeting, go to www.issuerdirect.com.

If your shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the shares. Beneficial owners of shares who wish to attend the Annual Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your shares and then register in advance to attend the Annual Meeting. After obtaining a valid legal proxy from your broker, bank or other nominee, to then register to attend the Annual Meeting, you must submit a copy of your legal proxy reflecting the number of your shares along with your name and e-mail address to Issuer Direct Corporation. Request for registration should be directed to proxy@issuerdirect.com, or to facsimile number (202) 521-3464. Written requests can be mailed to: Issuer Direct Corporation, Attn: James Michael, One Glenwood Avenue, Suite 1001, Raleigh, North Carolina 27603. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Central Time) on November 28, 2022.

Your Board of Directors believes that the election of the nominees specified in the accompanying Proxy Statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and, accordingly, unanimously recommends a vote “FOR” such nominees. The Board of Directors also recommends that you vote “FOR” the approval of the Company’s equity incentive plan, “FOR” the three year frequency of Say on Pay Vote, “FOR” the advisory Say on Pay Vote, “FOR” the approval of the amendment to the Company’s Articles of Incorporation to the change the Company’s name and “FOR” to authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion.

By Order of the Board of Directors,

October 21, 2022	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

PAGE NO.
GENERAL INFORMATION	6
Record Date	6
Quorum	6
Shares Outstanding	7
Shareholders of Record/Beneficial Owners	7
Voting	7
Revoking Your Proxy	8
Votes Required to Adopt Proposals and Abstentions and Broker Non-Votes	8
Effect of Not Casting Your Vote	10
Effect of Abstentions and Broker Non-Votes	10
Voting Instructions	10
Tabulating the Vote	10
Voting Results	10
Solicitation/Costs	10
Annual Meeting	10
Submitting a Question	10
Technical Difficulties	10
PROPOSAL 1 - ELECTION OF DIRECTORS	11
CORPORATE GOVERNANCE	13
Director Independence	13
Board Leadership Structure	13
Board Oversight of Risk	13
Meetings of the Board of Directors and Board Committees	14
Board Committees	14
Section 16(a) Beneficial Ownership Reporting Compliance	14
Code of Ethics	15
Stockholders Communications with the Board	15
COMPENSATION OF DIRECTORS	15
EXECUTIVE OFFICERS	15
EXECUTIVE COMPENSATION	16
Summary Compensation Table	16
Narrative Disclosure to Summary Compensation Table	16
Outstanding Equity Awards At Year-End	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18
AUDIT COMMITTEE REPORT	21
PROPOSAL 2 - APPROVAL OF THE COMPANY'S EQUITY INCENTIVE PLAN	21
PROPOSAL 3 - NON-BINDING ADVISORY VOTE on the frequency of the say on pay vote on the compensation of the Company’s named executive officers	29
PROPOSAL 4 - NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER COMPENSATION	30
PROPOSAL 5 - APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION	31
PROPOSAL 6 - authorize the Board of Directors to amend the ARTICLES of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion	32
OTHER INFORMATION	42

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COSMOS HOLDINGS INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT THE COMPANY’S CORPORATE HEADQUARTERS,

141 WEST JACKSON BOULEVARD, SUITE 4236, CHICAGO, IL 60604

DECEMBER 2, 2022

GENERAL INFORMATION

Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Cosmos Holdings Inc. and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of 2022 Annual Meeting of Stockholders (the “Notice”). The Annual Meeting will be held at 9:00 A.M. (Central Time) on December 2, 2022. You will be able to attend the Annual Meeting, vote and submit your questions at the Annual Meeting.

In this Proxy Statement the terms “Cosmos Holdings”, the “Company”, “we”, “us”, and “our” refer to Cosmos Holdings Inc. (d/b/a Cosmos Health, Inc.). The address and telephone number of our principal executive offices is Cosmos Holdings Inc., 141 West Jackson Blvd. Suite 4236, Chicago IL 60604, telephone: (312) 536-3102. This Proxy Statement, the accompanying proxy card and our 2021 Annual Report will be available online and the Notice of Internet Availability will be first sent on or about October 21, 2022 to all stockholders of record as of October 5, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 2, 2022:

This Proxy Statement and the Company’s 2021 Annual Report on Form 10-K are available for review on the internet at http://www.cosmosholdingsinc.com.

Record Date	Only stockholders of record of the Company’s common stock at the close of business on October 5, 2022 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting.
Quorum

One-third in interest of the shares of Common Stock issued and outstanding entitled to vote on the Record Date must be present in person at the Annual Meeting or represented by proxy to constitute a quorum.

Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum.

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Shares Outstanding	As of October 5, 2022 (Record Date) there were 26,365,418 shares of Cosmos Holdings’ common stock issued and outstanding.
Shareholders of Record/ Beneficial Owners

If your shares are registered directly in your name with Issuer Direct, the Company’s transfer agent, you are a shareholder of record with respect to those shares. If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name”. As a beneficial owner, you have the right to instruct your brokerage firm, bank or other nominee how to vote your shares. Most individual shareholders are beneficial owners of shares held in “street name”.

Voting

Each share of Cosmos Holdings’ common stock has one vote on each matter. Only shareholders of record as of the close of business on the Record Date (October 5, 2022) are entitled to vote at the Annual Meeting.

There are three ways a stockholder of record can vote:

(1) By Internet: you may vote over the internet by following the instructions provided on the proxy card;
(2) By Mail: you may complete, sign and return the accompanying proxy card, in the postage-paid envelope provided; and

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(3)          In Person: if you are a stockholder of record as of the Record Date, you may vote at the Annual Meeting at the Company’s corporate headquarters at 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting, revoking their earlier submitted proxy, and voting.

If your shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the shares. Beneficial owners of shares who wish to attend the Annual Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your shares and then register in advance to attend the Annual Meeting. After obtaining a valid legal proxy from your broker, bank or other nominee, to then register to attend the Annual Meeting, you must submit a copy of your legal proxy reflecting the number of your shares along with your name and e-mail address to Issuer Direct. Request for registration should be directed to proxy@issuerdirect.com or to facsimile number 202-521-3464. Written requests can be mailed to: Issuer Direct Corporation, Attn: James Michael, 1 Glenwood Avenue, Suite 1001, Raleigh, NC 27603. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Central Time) on November 28, 2022. Legal proxies should be received 2 business days prior to the meeting date.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Revoking Your Proxy

Stockholders of record may revoke their proxies at any time before the voting is closed at the Annual Meeting. You may revoke your proxy by attending the Annual Meeting and voting, by filing an instrument in writing revoking your proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is closed at the Annual Meeting, or by voting again using the internet before the cutoff time (your latest Internet proxy is the one that will be counted). If you hold shares through a bank, broker or other nominee, you may revoke any prior instructions by contacting that organization.

Votes Required to Adopt Proposals and Abstentions and Broker Non-Votes

The table below summarizes the votes required for approval of each matter to be brought before the Annual Meeting, as well as the treatment of abstentions and broker non-votes. If you sign and return a proxy but do not specify how you want your shares voted, your shares will be voted FOR the director nominees and FOR the other proposals listed below:

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Proposal	Vote Required for Approval of Each Item	Abstentions	Broker Non-Votes
(1) Election of Directors

Each director shall be elected by a plurality of the votes (greatest number of votes FOR) of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

		No effect on this proposal	No effect on this proposal
(2) Approval of the Company’s equity incentive plan	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal
(3) Advisory Vote on frequency of Say on Pay Vote	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal
(4) Advisory Vote on Say on Pay Vote	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal
(5) Approval of the amendment to the Company’s Articles of Organization to change the Company’s name	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal
(6) Authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal

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Effect of Not Casting Your Vote

If you are a beneficial owner and hold your shares in street name and want your shares to count in the election of directors (Proposal 1), the approval of the Company’s equity incentive plan (Proposal 2), the advisory vote on frequency of Say on Pay Vote (Proposal 3), the Say on Pay Vote (Proposal 4), the approval of the amendment to the Company’s Articles of Incorporation to change the Company’s name (Proposal 5), or to authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion (Proposal 6), you will need to instruct your broker, bank or other nominee how you want your shares voted. If you hold your shares in street name and you do not instruct your brokerage firm, bank or other nominee how to vote in the election of directors (Proposal 1), the approval of the Company’s equity incentive plan (Proposal 2), the advisory vote on frequency of Say on Pay Vote (Proposal 3), the Say on Pay Vote (Proposal 4), the approval of the amendment to the Company’s Articles of Incorporation to change the Company’s name (Proposal 5), or to authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion (Proposal 6), no vote will be cast on your behalf on any of these proposals for which you did not provide voting instructions.

If you are a shareholder of record and do not return your proxy or attend the Annual Meeting, your shares will not be considered present at the Annual Meeting for voting purposes or determining whether we have a quorum and no vote will be cast for your shares at the Annual Meeting.

Effect of Abstentions and Broker Non-Votes

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters.

Voting Instructions

If you complete and submit your proxy voting instructions, the persons appointed by the Board as proxies (the persons named in the proxy card) will vote your shares as instructed. If you submit your proxy card but do not direct how your shares should be voted on each item, the persons named as proxies by the Board will vote FOR the election of the nominees for directors named in this proxy statement, FOR the approval of the Company’s equity incentive plan, FOR the three year frequency of Say on Pay Vote, FOR the advisory Say on Pay Vote, FOR the approval of the amendment to the Company’s Articles of Incorporation to change the Company’s name, and FOR to authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting, or any postponement or adjournment thereof, in accordance with their best judgment, although the Board is not aware of any other matters other than those set forth in the Proxy Statement that will be presented for voting at the Annual Meeting.

Tabulating the Vote	Votes will be counted and certified by one or more Inspectors of Election who are expected to be an employee of Issuer Direct, the transfer agent for the Company’s common stock.
Voting Results

We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Solicitation/Costs

We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Bylaws provide that at each annual meeting of stockholders, directors shall be elected to hold office until the expiration of the term for which they are elected, and until their respective successors are duly elected and qualified or until the director’s earlier resignation or removal. The Company’s Board of Directors has fixed the number of members of the Board of Directors at five members.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the five persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve (or for whatever reason declines to serve) at the time of the Annual Meeting, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Four of the persons named below are presently members of the Company’s Board of Directors and have indicated to the Board of Directors of the Company that they will be available to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name and age of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company. Also included below the table is information each director has given us about all positions he or she holds, the director’s principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Cosmos Holdings and our Board.

NAME	AGE	POSITION	DIRECTOR SINCE

Grigorios Siokas	56	Chief Executive Officer and Director	February 2016
Demetrios G. Demetriades	55	Secretary, Director and Audit Committee Member	January 2014
John J. Hoidas	56	Director and Audit Committee Member	November 2016
Dr. Anastasios Aslidis	62	Director and Audit Committee Member	April 2022
Dr. Manfred Ziegler	61	Director	Nominee

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Grigorios Siokas joined us as CEO, CFO and Director on February 26, 2016. He relinquished his position as acting CFO on November 11, 2020. He has over 15 years’ experience in the pharmaceutical industry. Since 2014, he has served as the CEO and Operations Manager of SkyPharm SA a wholly-owned subsidiary of the Company. SkyPharm SA is a pharmaceutical company located in Greece that mainly exports medicines from Greece to other European countries, such as Germany, England and Denmark. Prior to 2014, Mr. Siokas worked in a variety of sectors of the pharmaceutical industry mostly in the trading of medicines in Greece and other European countries. Additionally, since 2000 he has been a major shareholder in various pharmaceutical companies such as: Ippokratis Pharmaceuticals, (annual sales of over € 78 million); Thrakis Pharmaceuticals, (annual sales of over € 20 million); Thessalias Pharmaceuticals, (annual sales of over € 18 million); and ZED Pharma SA, (annual sales of over € 35 million). During the 1990s, Mr. Siokas founded and operated a marble wholesale import - export company in Germany. Within a period of two years he became the 4th biggest Greek marble importer in Germany. He also ran a Tour Operation with many different airlines, serving millions of customers. Grigorios Siokas has a Bachelor’s Degree in Geology from the Aristotle University of Thessaloniki, Greece. He received a Master’s in management and finance from the University of Stuttgart and the University of Tuebigen, Germany. We believe Mr. Siokas’ qualifications to serve on our Board of Directors include his significant pharmaceutical experience and operations expertise.

Demetrios G. Demetriades was elected as Secretary and Director of the Company effective January 13, 2014. Since January 2003, Mr. Demetriades has been Director of Highlander Spring Trading Ltd, a trading company. From November 2000 to December 2002 he was Marketing Director of Eurolink Securities Ltd which was involved in trading in the Cyprus Stock Exchange. From January 1995 to November 2000 he was Supervising Officer of Laiki Factors Ltd a financing company. Mr. Demetriades will be compensated for his service from time-to-time as the Board of Directors will determine. He was also on the Audit Committee during the fiscal year 2021. We believe Mr. Demetriades’ qualifications to serve on our Board include his background of trading executive leadership and management experience.

John J. Hoidas was appointed a Member of the Company’s Board of Directors on November 18, 2016 and he became the fourth member of the Board of Directors of the Company. He is currently the senior vice president of Uhlmann Price Securities based in Chicago. Over the previous years he achieved to raise significant amounts of capital for late stage pre-IPO companies such as Organovo (“ONVO”), Invivo Therapeutics (“NVIV”) and Matinas BioPharma (“MTNB”) to name a few. He has served as a broker dealer to the following firms: Kingsbury Capital Investment Advisors, Kingsbury Capital LLC, Spencer Trask Ventures. He was also on the Audit Committee during the fiscal year 2021. We believe Mr. Hoidas’ qualifications to serve on our Board include his significant wealth management professionalism with extensive experience in the capital markets and specifically in the financing of pharmaceutical companies.

Dr. Anastasios Aslidis was appointed a member of the Company’s Board of Directors and as a member of the Audit Committee of the Board of Directors on April 29, 2022. Dr. Aslidis is currently, and has been since May 5, 2018, the Chief Financial Officer and Treasurer and a member of the Board of Directors of EuroDry (Nasdaq: EDRY). He is also member of the Board of Directors, Treasurer and Chief Financial Officer of Euroseas since September 2005. (Nasdaq: ESEA). Prior to joining Euroseas, Dr. Aslidis was a partner at Marsoft Inc., an international consulting firm focusing on investment and risk management in the maritime industry. Dr. Aslidis has more than 30 years of experience in the maritime industry. He also served as consultant to the Boards of Directors of companies (public and private) advising on strategy development, asset selection and investment timing. Dr. Aslidis holds a Ph.D. in Ocean Systems Management (1989) from the Massachusetts Institute of Technology, M.S. in Operations Research (1987) and M.S. in Ocean Systems Management (1984) also from the Massachusetts Institute of Technology, and a Diploma in Naval Architecture and Marine Engineering from the National Technical University of Athens (1983). We believe Dr. Aslidis’ qualifications to serve on our Board include his significant finance expertise and Board of Directors’ experience.

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Dr. Manfred Ziegler, a nominee for director, has over 30 years of executive management, financial, and operational experience, as well as extensive expertise in mergers and acquisitions, with a particular focus on high-growth public and private companies. Notably, Dr. Manfred Ziegler served as Chief Executive Officer of CC Pharma, a leading German distributor of pharmaceutical and medical products into more than 24 countries. Dr. Ziegler was instrumental in the restructuring of CC Pharma and contributed to the acquisition of CC Pharma by Aphria (NYSE:APHA) in 2019. Before joining CC Pharma, Dr. Ziegler founded, built and managed several companies in the automotive, food and medical industries, both domestic and international. Currently, Dr. Manfred Ziegler is a managing director and founder of Conzima GmbH, a business management consultancy firm focused on restructuring and reorganizing business processes to improve operational efficiency. Dr. Ziegler received a degree in business administration from University of Mannheim. We believe that Ziegler’s qualifications to serve on our Board include his extensive pharmaceutical experience and operations expertise.

CORPORATE GOVERNANCE

Director Independence

Our common stock is listed on the Nasdaq Capital Market under the symbol “COSM.” Three of our current five directors, John Hoidas, Dr. Anastasios Aslidis and Demetrios G. Demetriades, are considered independent board members as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in compliance with the standard of independence in Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Board Leadership Structure

Grigorios Siokas, our Chief Executive Officer, is the sole officer who serves our Board of Directors. The Company does not have a lead independent director. The majority of the members of our Board of Directors are independent and all members of Board committees are independent. The Company believes its leadership is appropriate given the size of the Company, the majority of independent directors and the independent leadership of the committees of the Board.

Board Oversight of Risk

With respect to the oversight of the Company’s risk, the Company’s executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company’s overall strategy.

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Meetings of the Board of Directors and Audit Committee

During the year ended December 31, 2021, our Board held 11 meetings and acted by unanimous consent on 11 occasions.

The Audit Committee held two meetings and acted by unanimous consent twice during the year ended December 31, 2021. During 2021, each of our directors attended one hundred (100%) percent of the total number of meetings of the Board of Directors; and each of the Audit Committee’s members attended one hundred (100%) percent of the total number of meetings of the committee.

Our current policy strongly encourages that all of our directors attend all Board and committee meetings and our Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance.

Board Committees – Audit Committee

Our Board of Directors currently has one standing committee: the Audit Committee. Our Board of Directors has separately designated the Audit Committee’s members in accordance with Section 3(a)58(A) of the Securities Exchange Act of 1934, as amended, and Rule 4200(a)(15) of the NASDAQ Marketplace Rules, consisting of John Hoidas, Dr. Anastasios Aslidis and Demetrios G. Demetriades.

Messrs. Hoidas, Aslidis and Demetriades qualify as “independent” as independence for audit committee members is defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Rule 4200(a)(15) of the NASDAQ Marketplace Rules. Dr. Anastasios Aslidis qualifies as an audit committee financial expert under applicable SEC rules.

The Audit Committee has a charter, which is available on our website at: https://www.cosmosholdingsinc.com/.

The Audit Committee is appointed by our Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility with respect to, among other things, (1) the financial reporting and accounting processes of the Company, and (2) the financial statements audits of the Company. The Committee also prepares a written report to be included in the annual proxy statement of the Company pursuant to the applicable rules and regulations of the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2021, no person failed to file, on a timely basis, any identified report required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2021.

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Anti-Hedging and Anti-Pledging Policies.

The Company does not have any Anti-Hedging and Anti-Pledging Policies.

Code of Ethics

We have adopted a Code of Ethics that applies to our Financial Executives, which includes our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Copies of our Code of Ethics can be obtained, without charge, upon written request addressed to:

Cosmos Holdings Inc.

141 West Jackson Blvd., Suite 4236

Chicago IL 60604

Attention: Chief Financial Officer

Stockholders Communications with the Board

The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Cosmos Holdings Inc. c/o Corporate Secretary, 141 West Jackson Blvd. Suite 4236, Chicago IL 60604. Stockholders should identify their communication as being from a Cosmos Holdings’ stockholder. Our Corporate Secretary may require reasonable evidence that the communication or other submission is made by a Cosmos Holdings’ stockholder before transmitting the communication to our Board of Directors. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

COMPENSATION OF DIRECTORS

During the fiscal year ended December 31, 2021, no compensation was awarded to, earned by, or paid to our current directors for services rendered in any capacities to the Company.

In the future we may grant options to our directors to purchase shares of common stock as determined by our Board of Directors or a compensation committee that may be established. The Board of Directors may also review and determine the form and amount of directors’ compensation, including cash, equity based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.

We did not have a stock option plan as of December 31, 2021.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors. The Board elects our officers.

Our executive officers are, Grigorios Siokas, our Chief Executive Officer, Pavlos Ignatiades, our Chief Operating Officer, and Georgios Terzis, our Executive Chief Financial Officer. See background of Grigorios Siokas on page 12 of this Proxy Statement. The backgrounds of Pavlos Ignatiades and Georgios Terzis, our executive officers who do not serve on our Board of Directors, are as follows:

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Pavlos Ignatiades, age 59, was elected COO on November 11, 2020. Since the commencement of operations of Cosmos Holdings, he has been in charge of the daily activities of all subsidiaries and overviews all strategic tasks of the organization. He has been a senior portfolio manager and the CEO of INVESTMENT ANALYSIS S.A for over 10 years operating in the Athens Stock Exchange. He worked as an independent financial analyst for listed companies in Greece and abroad while he oversaw foreign funds (American and Asian) targeted at Greek innovative companies.

Georgios Terzis, age 40, was elected CFO on November 11, 2020. Prior thereto, from January 1, 2017, he was employed by the Company as International Finance Manager. He has served as an Executive Consultant to several multinational advisory firms where, he achieved commitments of more than €50mil funding, financing and state incentives to a numerus investment in healthcare, logistics, RES and manufacturing industries. George holds an MBA from Alba Graduate Business school and a Bachelor’s Degree in Financial Management from University of Attica. He is certified as an independent valuator of companies and private investments by the European Commission.

Executive Compensation

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our officers for all services rendered in all capacities to us for our fiscal years ended December 31, 2021 and 2020.

SUMMARY COMPENSATION TABLE

Name	Y/E 12/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Grigorios Siokas (1)	2021	-	-	-	-	-	-	-	-
	2020	-	-	-	-	-	-	-	-

Georgios Terzis (2)	2021	42,843	-	-	-	-	-	-	42,843
	2020	6,200	-	-	-	-	-	-	6,200

(1)	Mr. Siokas became the Company’s Chief Executive Officer and Director of the Company in 2016.
(2)	Mr. Terzis became the Company’s Chief Financial Officer on November 11, 2020.

Narrative Disclosure to the Summary Compensation Table

There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.

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OUTSTANDING EQUITY AWARDS AT YEAR-END

Outstanding Equity Awards at December 31, 2021

The following table sets forth information relating to unexercised options and unvested restricted stock units for our directors and executive officers as of December 31, 2021:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Equity incentive plan awards: Number of unearned shares, units or other rights that have not	Equity incentive plan awards: Market value of unearned shares, units or other rights that have not
	Exercisable	Unexercisable	Price ($)	Date	vested ($)	vested ($)
Grigorios Siokas	-	-	-	-	-	-
Georgios Terzis	25,000	-	1.00	01/01/22	-	-
Pavlos Ignatiades	-	-	-	-	-	-
Dimitrios Goulielmos	-	-	-	-	-	-
John Hoidas	-	-	-	-	-	-
Demetrios G. Demetriades	-	-	-	-	-	-

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Principal Stockholders

The following table sets forth information regarding the beneficial ownership of our common stock as of October 5, 2022, for each of the following persons, after giving effect to the transaction under the Exchange Agreement:

•	all such directors and executive officers as a group; and
•	each person who is known by us to own beneficially five percent or more of our common stock prior to the change of control transaction.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name. The percentage of class beneficially owned set forth below is based on 26,365,418 shares of common stock issued and outstanding on October 5, 2022. We calculated beneficial ownership according to Rule 13d-3 of the Exchange Act as of that date. Shares of our Common Stock issuable upon exercise of options or warrants or conversion of Notes that are exercisable or convertible within sixty (60) days of October 5, 2022 are included as beneficially owned by the holder, but not deemed outstanding for computing the percentage of any other Stockholder for Percentage of Common Stock Beneficially Owned Immediately. Beneficial ownership generally includes voting and dispositive power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned.

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Name and Address of Beneficial Owners of Common Stock (1)	Title of Class	Amount and Nature of Beneficial Ownership	% of Common Stock

Grigorios Siokas	Common	11,902,388	37.9%
Pavlos Ignatiades		-	-
Georgios Terzis	Common	24,350	*
Demetrios G. Demetriades		-	-
John J. Hoidas		-	-
Dimitrios Goulielmos	Common	540,000	2.05%
Dr. Anastasios Aslidis	Common	5,000	*

DIRECTORS AND OFFICERS		12,471,738	39.7%

5% SHAREHOLDERS		-	-

*Less than one (1%) percent of issued and outstanding shares.

(1)	Unless otherwise indicated, the address for each person is 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604.
(2)	Includes 2,413,438 shares of common stock issuable upon conversion of Series A Preferred shares and 2,654,782 shares of common stock issuable upon exercise of warrants.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five (5%) percent of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Grigorios Siokas

On February 28, 2022, pursuant to the terms of a securities purchase agreement dated February 28, 2022, the Company issued and sold to Grigorios Siokas in a private placement 1,500 shares of our Series A Convertible Preferred Stock (“Series A Shares”), at a price of $1,000 per share initially convertible at the lower of (i) $3.00 or (ii) 80% of the average VWAP for five (5) trading days following the effective date of the Company’s Registration Statement on June 7, 2022, which was reset to $0.6215; however, subject in all instances to a beneficial ownership limitation of 9.99%, and (B) Warrants to purchase 500,000 shares, initially exercisable at $3.30 per share, adjusted to $0.6215 per share; however, subject in all instances to a beneficial ownership limitation of 9.99%. Pursuant to Board of Directors approval on July 25, 2022, the Company filed an Amendment to the Certificate of Designation of Rights and Preference of Series A Shares to allow the holders the option to convert any portion of Series A Shares into Common Stock of the Company without regard to the Beneficial Ownership Limitation.

On May 10, 2021, the Company entered into a Debt Exchange agreement (“May Debt Exchange”) related to a lawsuit from on or about July 25, 2019, whereby Mark Rubenstein, individually and as a shareholder of the Company, brought the action styled Rubenstein v. Siokas, et al., Case No. 1:19-cv-06976-KPF (S.D.N.Y.) against Grigorios Siokas for recovery of alleged profits earned under Section 16(b) of the Securities Exchange Act of 1934. Although recovery was sought only from Mr. Siokas, the Company was also named as a nominal defendant. Both the Company and Mr. Siokas vigorously defended the lawsuit. On or about September, 18, 2020, in an effort to avoid the uncertainty of litigation and further legal expense, Mr. Siokas agreed to settle the lawsuit by agreeing to reimburse the Company a total of $600,000, payable as a combination of: (1) Mr. Siokas reimbursing the Company for Plaintiff’s attorneys’ fees, in an amount subsequently determined by the Court to be $120,000 plus $4,137 of litigation costs to be paid in cash, and (2) Mr. Siokas relieving the Company of certain debt owed to him. Mr. Siokas and the Company strongly opposed Plaintiff’s motion for attorneys’ fees. Pursuant to the terms of the May Debt Exchange the Company forgave $600,000 of the existing loan payable and recorded the forgiveness to additional paid in capital.

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During the year ended December 31, 2021, the Company entered into various agreements with Mr. Siokas whereby the Company exchanged an aggregate total of $6,000,000 of debt into 1,000,000 shares of Common Stock at above market prices.

During the year ended December 31, 2021, the Company borrowed additional proceeds of €1,803,000 ($2,040,635), €230,000 ($275,306) and $4,061,215 and repaid €118,000 ($133,552) of these loans. Included in the $4,061,215 is a convertible promissory note issued to Mr. Siokas on July 20, 2021, for $2,000,000 in exchange for $2,000,000 in cash proceeds (the “July 20 Note”). The July 20 Note bears no interest and is convertible at any time into shares of the Company’s common stock at a conversion rate that exceeds the then current market price of the Company’s common stock. The Company determined that the conversion feature is equity in nature and that no beneficial conversion feature exists. The July 20 Note is carried at face value. During the year ending December 31, 2021, the Company converted $2,000,000 of the July 20 Note at a conversion price of $6.00 and issued 333,333 shares of common stock. As of December 31, 2021, the Company had an outstanding balance under these notes and loans of $1,293,472. Of the $1,293,472 outstanding balance, $0 is convertible in accordance with the July 20 Note.

The above balances are adjusted for the foreign currency rate as of the balance sheet date. For the years ended December 31, 2021 and 2020, the Company recorded a loss of $21,446 and $27,114, respectively.

On December 20, 2018, the €1,500,000 ($1,718,400) note payable, originally borrowed pursuant to a Loan Agreement with a third-party lender, dated March 16, 2018, was transferred to Grigorios Siokas. The note bears an interest rate of 4.7% per annum and matured on March 18, 2019, pursuant to the original agreement. The note is not in default and the maturity date has been extended until December 31, 2021. As of December 31, 2020, the note had an outstanding principal balance of €400,000 ($489,200) and accrued interest of €158,287 ($193,585). As of December 31, 2021, the Company has an outstanding balance of €400,000 ($452,720) and accrued interest of €177,313 ($200,683).

Grigorios Siokas is the Company’s CEO and principal shareholder and is hence considered a related party to the Company.

Doc Pharma

As of December 31, 2021, the Company has a prepaid balance of $3,263,241 to Doc Pharma S.A. related to purchases of inventory. Additionally, the Company has a receivable balance of $2,645,021 and an accounts payable balance of $458,611. As of December 31, 2020, the Company has a prepaid balance of $3,468,653 to Doc Pharma S.A. related to purchases of inventory. Additionally, the Company had a receivable balance of $3,468,564.

During the years ended December 31, 2021 and 2020, the Company purchased a total of $3,022,714 and $5,983,809 of products from Doc Pharma S.A., respectively. During the years ended December 31, 2021 and 2020 the Company had $974,745 and $2,843,260 revenue from Doc Pharma S.A., respectively.

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On October 10, 2020, the Company entered into a contract manufacturer outsourcing (“CMO”) agreement with Doc Pharma whereby Doc Pharma is responsible for the development and manufacturing of pharmaceutical products and nutritional supplements according to the Company’s specifications based on strict pharmaceutical standards and Good Manufacturing Practice (“GMP”) protocols, as the National Organization for Medicines requires. The Company has the exclusive ownership rights for trading and distribution of its own branded nutritional supplements named “Sky Premium Life®”. The duration of the agreement is for 5 years however either party may terminate the agreement at any time giving six-months advance notice. Doc Pharma is exclusively responsible for supplying the raw materials and packaging required to manufacture the final product. However, they are not responsible for potential delays that may arise, concerning their import. Doc Pharma is obliged to store the raw and packaging materials. The delivery of raw and packaging materials should be purchased at least 30 and 25 days, respectively, before the delivery date of the final product. The Manufacturer solely delivers the finished product to the Company. There is a minimum order quantity (“MoQ”) of 1,000 pieces per product code. Both parties have agreed that the Company will deposit 60% of the total cost upon agreement and assignment and 40% of the total cost including VAT charge upon the delivery date. The prices are indicative and are subject to amendments if the cost of the raw material or the production cost change. As of December 31, 2021, the Company has purchased €1,699,507 ($2,010,517) in inventory related to this agreement.

On May 17, 2021, Doc Pharma and the Company entered into a Research and Development (“R&D”) agreement whereby Doc Pharma is responsible for the research, development, design, registration, copy rights and licenses of 250 nutritional supplements for the final products called Sky Premium Life®. These products will be sold in Greece and abroad. The total cost of this project will be €1,425,000 plus VAT and will be done over three phases as follows: Design & Development (€725,000); Control and Product Manufacturing (€250,000) and Clinical Study and Research (€450,000). In the year ended December 31, 2021, SkyPharm bought 67 licenses at value of €261,300 ($295,739) from Doc Pharma which was the 18.33% of the total cost. The agreement will be terminated on December 31, 2025.

Doc Pharma S.A is considered a related party to the Company due to the fact that the CEO of Doc Pharma is the wife of Grigorios Siokas, the Company’s CEO and principal shareholder, who also served as a principal of Doc Pharma S.A. in the past.

Dimitrios Goulielmos

On November 21, 2014, SkyPharm entered into a Loan Agreement with Dimitrios Goulielmos, former Chief Executive Officer, and former director of the Company, pursuant to which the Company borrowed €330,000 ($401,115) from Mr. Goulielmos. The Loan bore an interest rate of 2% per annum and was due and payable in full on May 11, 2015. As of December 31, 2021, the Company had an outstanding principal balance of €10,200 ($11,544) and €0 ($0) accrued interest.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee has responsibility for reviewing and approving related-persons transactions in accordance with its charter. A related person is any executive officer, director, nominee for director or more than 5% stockholder of the Company, including immediate family members, and any entity owned or controlled by such persons. In addition, pursuant to our Codes of Ethics, all of our officers, directors and employees are to avoid conflicts of interest and to refrain from taking part or exercising influence in any transaction in which such party’s personal interest may conflict with the best interest of the Company. Except for provisions of the Audit Committee charter, there are no written procedures governing review of related-persons transactions.

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AUDIT COMMITTEE REPORT

The information contained in this Audit Committee report is not “soliciting material” and has not been ”filed” with the SEC. This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that we may specifically incorporate it by reference into a future filing.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting. The Company’s independent registered public accounting firm, Armanino LLP, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited financial statements with management and management’s evaluations of the Company’s system of internal controls over financial reporting contained in the 2021 Annual Report on Form 10-K.

As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Committee has discussed with Armanino LLP (i) the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and (ii) the independence of Armanino LLP from the Company and management. The Audit Committee received the written disclosures and the confirming letter from Armanino LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with Armanino LLP its independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 which was filed with the SEC on April 15, 2022.

The Audit Committee – Dr. Anastasios Aslidis, John Hoidas and Demetrios G. Demetriades.

PROPOSAL 2

APPROVAL OF THE COMPANY’S EQUITY INCENTIVE PLAN

Proposal

The Board believes that stock-based incentive awards play an important role in our success by encouraging and enabling our officers, employees, non-employee directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire or increase an equity interest in our company.

On September 17, 2022, the Board adopted, subject to stockholder approval, the Cosmos Holdings Inc. Omnibus Equity Incentive Plan (the “Plan”). The Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. A copy of the Plan is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.

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The Board believes that providing such persons with a direct stake in our company will have the effect of strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, assisting the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, optimizing the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, proving the grantees with an incentive for excellence in individual performance, promoting teamwork among employees, consultants and non-employee directors, attracting and retaining highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning their interests more closely with the interests of the Company’s shareholders.

Summary of Material Features of the Plan

The material features of the Plan are:

•

Subject to certain adjustments (as provided in Section 4.2 of the Plan) and exception (as provided in Section 5.6(b) of the Plan), the maximum number of shares reserved for issuance under the Plan (including incentive share options) is 5,000,000;

•

The award of options (including non-qualified options and incentive share options), share appreciation rights, restricted shares, performance share units, performance shares, deferred shares, restricted share units, dividend equivalents, bonus shares or other share-based awards granted under the Plan is permitted;

•

if any shares subject to an award are withheld or applied as payment in connection with the exercise of an award or the withholding or payment of taxes related thereto, such Returned Shares (as defined in the Plan) will not be treated as available again for grant under the Plan. Moreover, the number of shares available for issuance under the Plan may not be increased through the Company’s purchase of shares on the open market with the proceeds obtained from the exercise of any options granted under the Plan. Upon exercise of a share appreciation right that is settled in shares of common stock, the number of shares underlying the award will not be treated as available again for issuance under the Plan;

•	Subject to certain exception as per Section 4.2 of the Plan, stock options and share appreciation rights will not be repriced without stockholder approval;

•

Except for awards previously granted, the Board may alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or the Board determines to submit such amendments or alterations to shareholders for approval; and

•

The term of the Plan will expire, subject to the right of the Board to amend or terminate the Plan at any time (pursuant to Article 15 of the Plan), until the earlier of the tenth anniversary of the Plan’s effective date, or the date all shares subject to the Plan will have been purchased or acquired and the restrictions on all restricted shares granted under the Plan will have lapsed.

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Based solely on the closing price of our common stock or $0.18 as reported by the Nasdaq Capital Market on October 6, 2022 and the maximum number of shares that would have been available for awards as of such date under the Plan, the maximum aggregate market value of the common stock that could potentially be issued under the Plan is $900,000. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Plan, will be added back to the shares of common stock available for issuance under the Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the Plan to cover the exercise price or tax withholding and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Plan.

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.

Administration. The Plan will be administered by the Compensation Committee. However, in the event that the Board determines that the Compensation Committee will not be the administrator of the Plan, the term “Committee” as used in the Plan will mean the committee of the Board designated to administer the Plan, or the full Board should the Board so designate.

The Committee may delegate to the CEO any or all of the authority of the Committee with respect to Awards to Grantees other than grantees who are executive officers, non-employee directors, or persons who are subject to Section 16 of the Exchange Act at the time any such delegated authority is exercised.

The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan.

Eligibility. Any individual who is an employee (including any officer) of, a non-employee consultant to, or a non-employee director of, the Company or any subsidiary is eligible to participate in the Plan, subject to the discretion of the administrator. However, with respect to the grant of an incentive share option, an eligible person is any employee (including any officer) of the Company or any subsidiary. An eligible participant also includes an individual who is expected to become an employee to, non-employee consultant of or non-employee director of the Company or any Subsidiary within a reasonable period of time after the grant of an Award (other than an incentive share option).

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Share Options. The Plan permits the grant of options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code and non-qualified stock options. Any option designated as an incentive stock option may only be granted to employees of the Company and its subsidiaries; The exercise price of an option is determined in the sole discretion of the Committee but may not be less than 100% of the fair market value of a Company’s share on the grant date. If granted to a person possessing more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary, the exercise price may not be less than 110% of the Fair Market Value of a Share on its grant date. The term of each option may not be more than 10 years (five years if the grantee is a more than 10% owner) from its grant date, and shall be subject to earlier termination as provided herein or in the applicable award agreement. The option may not be assignable or transferable other than by will or the laws of descent and distribution, and may be exercised, during the grantee’s lifetime, only by the grantee; provided, however, that the grantee may, in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her options after the grantee’s death.

Additionally, to qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year (the “$100,000 Limit” pursuant to Section 422 of the Internal Revenue Code).

If options granted under the Plan fail to qualify as incentive stock options by failing to meet the foregoing requirements, or otherwise failing to meet the requirements of Section 422 of the Code, they will be treated, for all purposes of the plan, as non-qualified options.

At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Share Option, or, otherwise, it may take any action necessary to prevent such option from being treated as an incentive share option.

Share Appreciation Rights. The Compensation Committee may award share appreciation rights, either alone or in addition to other awards granted under the plan, subject to such conditions and restrictions as the Compensation Committee may determine. The exercise price may not be less than 100% of the fair market value of the common stock on the date of grant of the share appreciation right. Upon the exercise of a share appreciation right, a grantee is entitled to receive an amount determined by multiplying the excess of the fair market value of a share on the date of exercise over the exercise price by the number of shares with respect to which the share appreciation right is exercised. Any payment by the Company in respect of a share appreciation may be made in cash, shares, other property, or any combination thereof, as the Committee shall determine or, to the extent permitted under the terms of the applicable award agreement, at the election of the grantee.

Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee may grant Restricted Shares to any eligible person in such amounts as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws. The Committee may determine that such conditions and/or restrictions lapse in the event of the grantee’s termination of affiliation to the Company, due to death, disability, or involuntary termination by the Company or a subsidiary without cause (as defined in the Plan). The Committee determines the amount, if any, that a grantee shall pay for the restricted shares. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the grantee shall be deemed to have resold such Restricted Shares to the Company. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture. The Committee may provide that the certificates (if any) for any Restricted Shares shall be held in escrow by the Company until such Restricted Shares become non-forfeitable or are forfeited.

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Performance Share Units and Performance Shares. Subject to and consistent with the provisions of the Plan, the Committee may designate an award as intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Committee may also make an award of a cash bonus to a participant and designate such award as intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Committee sets performance goals which will determine the number or value of the performance units or performance shares that will be paid to the grantee. A Performance Unit has an initial value established by the Committee at the time of grant. A Performance Share has an initial value equal to the Fair Market Value of a Share on the date of grant.

After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. The Committee may reduce or eliminate the amount of the performance compensation Award earned through the use of negative discretion (consistent with Section 162(m) of the Code) if, in its judgment, such reduction or elimination is appropriate. The performance criteria that will be used to establish the performance goal(s) required to be achieved for the vesting of Performance Share Units or Performance Shares shall be based on the attainment of specific levels of performance of the Company and/or one or more affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee.

At the discretion of the Committee, the settlement of performance Share Units or Performance shares may be in cash, shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

Deferred Shares and Restricted Share Units. Subject to and consistent with the provisions of the Plan, the Committee, may grant deferred shares and/or restricted share units to a participant, in such amount and upon such terms as the Committee shall determine.

Deferred shares. Deferred shares are delivered upon expiration of a deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Internal Revenue Code as specified by the Committee in the award agreement with the grantee. An award of deferred shares may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at certain times or upon the achievement of certain objectives determined by the Committee.

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Restricted share units. Delivery of shares subject to a grant of restricted share units occurs upon the expiration of the period during which the restricted share units are subject to a substantial risk of forfeiture.

A participant awarded deferred shares or restricted share units has no voting rights with respect to such deferred shares or restricted share units prior to the delivery of shares in settlement of such deferred shares and/or restricted share units. Unless otherwise determined by the Committee, a grantee has the right to receive dividend equivalents which shall be deemed reinvested in additional deferred shares or restricted share units.

Dividend Equivalents. The Compensation Committee may grant dividend equivalent rights to participants, alone or in conjunction with other awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates.

Bonus Shares. Subject to the terms of the Plan, the Committee may grant bonus shares to any eligible person, upon such terms as the Committee determines.

Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares, as deemed by the Committee to be consistent with the purposes of the Plan, including shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into shares, and awards valued by reference to the value of securities of or the performance of specified Subsidiaries.

Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution, recapitalization, forward or reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination or repurchase or exchange of shares or other securities or other rights to purchase shares or other securities of the Company, or other similar corporate transaction, in order to prevent dilution or enlargement of the benefits, then the Committee adjust (i) the number and type of shares with respect to which awards may be granted, (ii) the number and type of shares subject to outstanding awards, (iii) the exercise price with respect to any option or share appreciation right or make provision for a cash payment to the holder of an award, and (iv) the number and kind of shares of outstanding restricted shares, or the shares underlying any other form of award.

Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another entity or a sale of substantially all of the Shares of the Company, unless an outstanding award is assumed by the surviving company or replaced with an equivalent award granted by the surviving company, the Committee will cancel any outstanding awards that are not vested and non-forfeitable as of the consummation of such corporate transaction (unless the Committee accelerates the vesting of any such awards). with respect to any vested and non-forfeitable awards, the Committee may either (i) allow grantees to exercise such awards of options and share appreciation rights within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or share appreciation right that remain unexercised upon consummation of the corporate transaction, or (ii) cancel any or all outstanding awards in exchange for a payment.

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Liquidation, Winding-Up or Dissolution of the Company. In the event of liquidation, winding-up or dissolution of the Company, each award will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. Additionally, the Committee may cause awards to be vested and non-forfeitable and cause any conditions on any such award to lapse and allow all grantees to exercise such awards of options and share appreciation right prior to the consummation of such proposed action. Any awards that remain unexercised upon consummation of such proposed action will be cancelled.

Withholding. The Committee may provide that when taxes under any applicable law are to be withheld in connection with the exercise of an option or share appreciation right, or upon the lapse of restrictions on restricted shares, or upon the transfer of shares, or upon payment of any other benefit or right under the Plan, the grantee may elect to make payment for the withholding of taxes under applicable law.

Amendments and Termination. The Board may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Internal Revenue Code to preserve the qualified status of incentive stock options.

Effective Date of Plan. The Plan was approved by our Board on September 17, 2022. Awards of incentive stock options may be granted under the Plan until September 17, 2032. No other awards may be granted under the Plan after the date that is ten years from the date of stockholder approval.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the 2022 Plan, nor does it describe state or local tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

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If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under the Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote of this Proposal 2 at the Annual Meeting, present in person or by proxy is required for approval of this Proposal.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S EQUITY INCENTIVE PLAN.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE SAY ON PAY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote every six years, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC.

Under this Proposal 3, stockholders may vote in favor of holding this advisory vote every year, every two (2) years or every three (3) years beginning with the 2023 annual meeting of stockholders, or may choose to abstain.

Our Board has determined that a non-binding advisory vote on executive compensation that occurs every three years is the most appropriate alternative for us, given our size and stage of development and, therefore, our Board recommends that you vote for the option of every three years for the advisory vote on executive compensation. Further, in recommending that our stockholders vote for a frequency of every three years, our Board believes that an advisory vote held every three years will provide our Board and the Compensation Committee with sufficient time to thoughtfully evaluate and respond to stockholder input and effectively implement desired changes to compensation programs. The results of the say-on-pay vote received at the 2022 Annual Meeting will be considered by management and our Board as we develop our compensation policies for the coming years. Accordingly, we believe that a vote every three years is appropriate as it allows time for any changes to incentive programs to be designed and implemented and for the results to be evaluated and reported to stockholders. An advisory vote every three years will provide stockholders with sufficient time to evaluate the effectiveness of incentive programs, compensation strategies and our performance. Because our executive compensation programs do not generally change significantly from year to year, a vote every three years avoids a short-term focus on executive compensation and the cost of including an additional proposal and vote in the annual meeting proxy statement more frequently. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

After careful consideration, our Board recommends that the advisory vote by our stockholders on executive compensation be held every three (3) years.

Although advisory, and therefore not binding on the Company, our Board and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our executive officers.

APPROVAL REQUIRED AND RECOMMENDATION

Upon the affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to be voted on this Proposal 3 at the Annual Meeting, present in person or by proxy in favor of a particular frequency alternative (whether every year, every two (2) years or every three (3) years), such frequency will be considered to be the recommendation of the stockholders on the advisory vote regarding the frequency of future advisory votes on the compensation paid to our named executive officers.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “EVERY THREE (3) YEARS” ON FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 4

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER COMPENSATION

As a matter of corporate governance and as required by Section 14A(a)(1) of the Exchange Act, we are asking our stockholders to approve a non-binding advisory resolution on our named executive officer compensation as reported in this Proxy Statement.

The following proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. Accordingly, we are asking our stockholders to vote for the following resolution.

RESOLVED, that the stockholders of Cosmos Holdings, Inc. (the “Company”) hereby approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the narrative discussion in the section entitled “Executive Compensation”, the summary compensation table and the related compensation tables in the Proxy Statement for the Company’s 2022 Annual Meeting of Stockholders.

Before you vote, we recommend that you read the Executive Compensation section of this Proxy Statement for additional details on our executive compensation.

This vote is advisory, and therefore not binding on us, the Board or the Compensation Committee. However, out Board and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our executive officers.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to be voted on this Proposal 4 at the Annual Meeting, present in person or by proxy is required for approval of this proposal.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 5

APPROVAL OF THE AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME

Proposal

On July 25, 2022, the Board adopted, subject to stockholder approval, a resolution to amend the Company’s Articles of Incorporation in order to change the Company’s name from “Cosmos Holdings, Inc.” to “Cosmos Health, Inc.”

Under the Nevada Revised Statutes (“NRS”), the affirmative vote of not less than a majority of the Common Stock present at the Meeting and entitled to vote must approve a change to the Company’s name.

Reasons for Proposed Name Change

The Board of Directors determined that it would be in the Company’s best interest to change the Company’s name to better reflect the Company’s evolution into an innovative global healthcare group with a focus on improving people’s lives. The enhancement with cutting edge technologies for the development of its pharmaceutical and nutraceutical products, through its vertical integrated ecosystem, will enable Cosmos Health to implement its goal of becoming a global healthcare group, committed to human health needs. As such, there is a need to change the name of the Company.

On August 2, 2022, the Company filed a Certificate of Business: Fictitious Firm Name in Nevada, its State of incorporation and an Application to Adopt, Change or Cancel an Assumed Corporate Name in Illinois, the State of its corporate headquarters, to use the name Cosmos Health, Inc.

Effects of the Name Change

If the shareholders pass this Proposal, the change of the Company’s name will become effective following the Meeting upon the filing of the Amendment to the Company’s Articles of Incorporation.

While the name change will cause us to incur certain costs, the Board of Directors believes that any potential costs, and any potential confusion, associated with the name change will be outweighed by the benefits of the change.

The name change will not have any effect on the rights of our existing shareholders.

In connection with our name change, we will change CUSIP number of our ordinary shares, but will not change our trading symbol.

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The change of name will not affect in any way the validity or transferability of share certificates outstanding at the time of the name change, our capital structure or the trading of the Common Shares on the Nasdaq Capital Market.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote of this Proposal 5 at the Annual Meeting, present in person or by proxy is required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT to the Company’s Articles of Incorporation to change the company’s name.

PROPOSAL 6

PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND

THE COMPANY’S AMENDED AND RESTATED ARTICLES OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE

COMPANY’S OUTSTANDING COMMON STOCK AT THEIR DISCRETION

Summary

Our Board has unanimously approved a proposal to amend the Amended and Restated Articles of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of all of our outstanding shares of Common Stock by a ratio (the “Exchange Ratio”). The proposal provides that our Board shall have sole discretion pursuant to Section 78.390 of the NRS to elect, as it determines to be in the Company’s best interests, solely for the purpose of maintaining the listing of our Common Stock on the Nasdaq Capital Market (“Nasdaq”), whether or not to effect the Reverse Stock Split and the Exchange Ratio, as soon as practicable, and no later than the Expiration Date (as defined below). Should the Board proceed with the Reverse Stock Split, the exact ratio shall be set at a whole number within the range determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its shareholders. In determining whether to implement the Reverse Stock Split following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

•	The historical trading price and trading volume of our Common Stock;
•	The then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;
•	Our ability to have our shares of Common Stock remain listed on Nasdaq;
•	The anticipated impact of the reverse stock split on our ability to raise additional financing; and
•	Prevailing market and economic conditions.

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If our Board determines, in its sole discretion, that effecting the Reverse Stock Split is necessary to maintain the listing of our Common Stock on Nasdaq and it is also in our best interest to do so, the Reverse Stock Split will become effective upon filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada subject to any changes that may be required by the Nevada Secretary of State or any applicable law. The amendment filed thereby will set forth the number of shares of Common Stock to be combined into one share of our Common Stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each shareholder will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such shareholder holds immediately prior to the Reverse Stock Split.

Our Board believes that approval of the amendment to the Articles of Incorporation to effect the Reverse Stock Split is in the best interests of the Company and our shareholders and has unanimously recommended that the proposed amendment be presented to our shareholders for approval.

Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split will be effected, if at all, only upon a determination by our Board that the Reverse Stock Split (with an Exchange Ratio determined by our Board as described above) is necessary to maintain the listing of our Common Stock on Nasdaq and is also in the Company’s best interest. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on Nasdaq, the anticipated impact of the Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of shareholders would be required to either implement or not implement the Reverse Stock Split. If our shareholders approve the proposal, and the Board determines to effect the Reverse Stock Split, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Reverse Stock Split, including the specific Exchange Ratio selected by the Board.

If the Board does not implement the Reverse Stock Split prior to the Expiration Date, the authority granted in this proposal to implement the Reverse Stock Split will terminate. The Board is requesting authorization to implement the Reverse Stock Split up until such time in the event the Company needs to utilize this Proposal No. 6 subsequent to the expiration of the “Second Nasdaq Extension Period” (described below under “Purpose of the Reverse Stock Split”). However, the Board would only want to implement the Reverse Stock Split to remain on Nasdaq or to regain compliance with Nasdaq. As such, the Board reserves its right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the Company’s best interest. In the event that our stock price satisfies the minimum bid price requirement of at least $1.00 for at least ten (10) consecutive business days without requiring the Reverse Stock Split, then the Board does not intend to implement the Reverse Stock Split.

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Effective Date

If the proposed amendment to the Articles of Incorporation to give effect to the Reverse Stock Split is approved at the Annual Meeting and the Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective as of 5:30 p.m. Local Time on the effective date of the certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the Exchange Ratio determined by the Board.

Purpose of the Reverse Stock Split

The sole purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split may be necessary to maintain the listing of our Common Stock on Nasdaq. In the event that the Board, in its sole discretion determines to implement the Reverse Stock Split for such purpose, the Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

Maintain our listing on Nasdaq. Our Common Stock is traded on Nasdaq. On July 26, 2022, we received a written notification from Nasdaq indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”), as the closing bid price of the Common Stock was below $1.00 per share for the previous thirty (30) consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted a 180-calendar day compliance period, or until January 23, 2023 (the “Expiration Date”), to regain compliance with the Minimum Bid Requirement. During the compliance period, the Common Stock will continue to be listed and traded on Nasdaq. To regain compliance, the closing bid of the Common Stock must meet or exceed $1.00 per share for at least ten (10) consecutive business days during such 180-calendar day grace period. If we are not in compliance by January 23, 2023, we may be afforded a second 180-calendar day grace period, or until July 22, 2023 (the “Second Nasdaq Extension Period”), within which to comply with the Minimum Bid Requirement. To qualify, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the Minimum Bid Requirement. In addition, we would be required to notify Nasdaq of our intent to cure such minimum bid price deficiency by effecting a reverse stock split, if necessary. If we do not regain compliance within the allotted compliance period(s), including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our shares of Common Stock will be subject to delisting. We intend to monitor the closing bid price for our Common Stock between now and January 23, 2023, and will consider available options to resolve our noncompliance with the Minimum Bid Requirement, as may be necessary. As of the date of this Proxy Statement, our stock price has not had a minimum bid price of at least $1.00 for at least ten (10) consecutive business days. In the event that our stock price satisfies the Minimum Bid Requirement of at least $1.00 for at least ten (10) consecutive business days without requiring the Reverse Stock Split, the Board will not implement the Reverse Stock Split.

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The Board has considered the potential harm to the Company and its shareholders should Nasdaq delist our Common Stock from Nasdaq. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC QX, OTC QB and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock. In the event that the Board elects to implement the Reverse Stock Split in order to avoid the delisting of our Common Stock from Nasdaq, we also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. A reverse stock split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our Common Stock, is in the best interests of the Company and our shareholders. However, regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our shareholders’ best interests.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq. The Board expects that the Reverse Stock Split of our Common Stock will increase the market price of our Common Stock so that we are able to regain and maintain compliance with Nasdaq’s minimum bid price listing standard. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable Nasdaq rules, in order to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on Nasdaq, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. In determining whether to monitor bid price beyond ten business days, Nasdaq will consider the following four factors: (1) margin of compliance (the amount by which the price is above the $1.00 minimum standard); (2) trading volume (a lack of trading volume may indicate a lack of bona fide market interest in the security at the posted bid price); (3) the market maker montage (the number of market makers quoting at or above $1.00 and the size of their quotes); and (4) the trend of the stock price. Accordingly, we cannot assure you that we will be able to maintain our Nasdaq listing after the Reverse Stock Split is effected or that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

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It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum shareholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Potential Anti-Takeover Effects. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain shareholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If this proposal is approved by the shareholders at the Annual Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Articles of Incorporation, the Company will file a certificate of amendment to the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the Exchange Ratio determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, our stock plans, as well as to the number of shares of Common Stock issuable under, and the exercise price of, our outstanding warrants.

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Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing shareholders nor affect any shareholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately after the Reverse Stock Split. Moreover, the number of shareholders of record will not be affected by the Reverse Stock Split. The amendment to the Articles of Incorporation itself would not change the number of authorized shares of our Common Stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding convertible notes, convertible preferred stock and warrants, these additional shares of Common Stock may be used by us for various purposes in the future without further shareholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;
●	establishing strategic relationships with other companies;
●	providing equity incentives to our employees, officers or directors; and
●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with Nasdaq minimum bid price listing standard, which compliance will be the sole factor in determining the ratio of the Reverse Stock Split.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the Company’s 2022 Omnibus Equity Incentive Plan (the “Plan”), the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plan, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the Reverse Stock Split. Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of outstanding options, and any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, and convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of Common Stock subject to restricted shares awards and restricted shares units will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plan will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

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Listing. Our shares of Common Stock currently trade on Nasdaq. The Reverse Stock Split will not directly affect the listing of our Common Stock on Nasdaq, although we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Requirement. Following the Reverse Stock Split, our Common Stock will continue to be listed on Nasdaq under the symbol “COSM”, although our Common Stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our shareholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those shareholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Articles of Incorporation presently authorizes We have 400,000,000 shares of capital stock per share, authorized of which 300,000,000 are shares of Common Stock and 100,000,000 are shares of “blank check” preferred stock. The Reverse Stock Split would not change the number of authorized shares of the Common Stock or blank check preferred stock as designated. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further shareholder approval, subject to applicable shareholder vote requirements under Nevada law and Nasdaq rules. If we issue additional shares of Common Stock for any of these purposes or other purposes, the aggregate ownership interest of our current shareholders, and the interest of each such existing shareholder, would be diluted, possibly substantially.

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The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our shareholders or in which our shareholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Dissenters’ Rights

Under Nevada law, our shareholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our shareholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the shareholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our shareholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

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PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a shareholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a shareholder upon such shareholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The shareholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the shareholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date of the Reverse Stock Split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Issuer Direct, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, shareholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such shareholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

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Any shareholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat shareholders holding our Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered shareholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the shareholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered shareholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

•	If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

•

If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

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Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards, including those granted to them under the Plan.

Vote Required and Recommendation

Nevada law provides that the affirmative vote of the holders of a majority of our Common Stock entitled to vote at the Meeting is required to approve the amendment to our Articles of Incorporation to give effect to the Reverse Stock Split. Accordingly, the affirmative vote of a majority of the shares of Common Stock entitled to vote on the matter will be required to approve the Reverse Stock Split.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote of this Proposal 6 at the Annual Meeting, present in person or by proxy is required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT THEIR DISCRETION.

Following the date of the Meeting, shareholders should continue to hold their existing share certificates regardless of whether the shareholders approve Proposal 5 to change the Company’s name and/or Proposal 6 to effect a reverse stock split of the Company’s Common Stock. Shareholders should not destroy any share certificates and should not deliver any share certificates to the transfer agent or take any other action with respect to their Common Shares solely as a result of Proposal 5 or Proposal 6. If the name change is approved by shareholders at the Meeting, uncertificated shares currently held in direct registration accounts and any new share certificates that are issued after the name change becomes effective will bear the name “Cosmos Health, Inc.”

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

COPIES OF THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, THE Q3 QUARTERLY REPORT ON FORM 10-Q AND THE CURRENT REPORTS ON FORM 8-K REFERENCED IN THIS PROXY STATEMENT ARE AVAILABLE AT www.cosmosholdingsinc.com.

A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 IS AVAILABLE ONLINE HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 5, 2022.

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The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

October 21, 2022	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

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EXHIBIT A – COMPANY’S EQUITY INCENTIVE PLAN

EXHIBIT B – PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

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EXHIBIT A

COSMOS HOLDINGS INC.

OMNIBUS EQUITY INCENTIVE PLAN

i

ii

2.40	“Subsidiary”	5
2.41	“Surviving Company”	5
2.42	“Term”	5
2.43	“Termination of Affiliation”	5

Article 3. Administration		5
3.1	Committee	5
3.2	Powers of Committee	6
3.3	No Repricings	8

Article 4. Shares Subject to the Plan		8
4.1	Number of Shares Available for Grants	8
4.2	Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution	9

Article 5. Eligibility and General Conditions of Awards		10
5.1	Eligibility	10
5.2	Award Agreement	10
5.3	General Terms and Termination of Affiliation	10
5.4	Non-transferability of Awards	10
5.5	Cancellation and Rescission of Awards	10
5.6	Stand-Alone, Tandem and Substitute Awards	10
5.7	Compliance with Rule 16b-3	10
5.8	Deferral of Award Payouts	11

Article 6. Share Options		11
6.1	Grant of Options	11
6.2	Award Agreement	11
6.3	Option Exercise Price	11
6.4	Grant of Incentive Share Options	11
6.5	Payment of Exercise Price	12

Article 7. Share Appreciation Rights		13
7.1	Issuance	13
7.2	Award Agreements	13
7.3	SAR Exercise Price	13
7.4	Exercise and Payment	13

Article 8. Restricted Shares		14
8.1	Grant of Restricted Shares	14
8.2	Award Agreement	14
8.3	Consideration for Restricted Shares	14
8.4	Effect of Forfeiture	14
8.5	Escrow; Legends	14

Article 9. Performance Share Units and Performance Shares		14
9.1	Grant of Performance Share Units and Performance Shares	14
9.2	Value/Performance Goals	15
9.3	Earning of Performance Share Units and Performance Shares	15

iii

Article 10. Deferred Shares and Restricted Share Units		16
10.1	Grant of Deferred Shares and Restricted Share Units	16
10.2	Vesting and Delivery	16
10.3	Voting and Dividend Equivalent Rights Attributable to Deferred Shares and Restricted Share Units	16

Article 11. Dividend Equivalents		17

Article 12. Bonus Shares		17

Article 13. Other Share-Based Awards		17

Article 14. Non-Employee Director Awards		17

Article 15. Amendment, Modification, and Termination		17
15.1	Amendment, Modification, and Termination	17
15.2	Awards Previously Granted	18

Article 16. Compliance with Code Section 409A		18

Article 17. Withholding		18
17.1	Required Withholding	18
17.2	Notification under Code Section 83(b)	19

Article 18. Additional Provisions		19
18.1	Successors	19
18.2	Severability	19
18.3	Requirements of Law	19
18.4	Securities Law Compliance	20
18.5	Forfeiture Events	20
18.6	No Rights as a Shareholder	20
18.7	Nature of Payments	21
18.8	Non-Exclusivity of Plan	21
18.9	Governing Law	21
18.10	Unfunded Status of Awards; Creation of Trusts	21
18.11	Affiliation	21
18.12	Participation	21
18.13	Construction	21
18.14	Headings	22
18.15	Obligations	22
18.16	No Right to Continue as Director	22
18.17	Shareholder Approval	22
18.18	Forfeiture of Shares	22
18.19	Share Issuances	22
18.20	No Dividends on Unvested Awards	22

iv

COSMOS HOLDINGS INC.

OMNIBUS EQUITY INCENTIVE PLAN

Article 1.

Effective Date, Objectives and Duration

1.1 Effective Date of the Plan. The Board of Cosmos Holdings Inc., a Nevada corporation (the “Company”), adopted the Cosmos Holdings Inc. Omnibus Equity Incentive Plan (the “Plan”) effective as of September 17, 2022 (the “Effective Date”).

1.2 Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s shareholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Applicable Law” means (i) the laws of Nevada as they relate to the Company and its Shares; (ii) the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents; and (iii) the rules of any applicable securities exchange, national market system or automated quotation system on which the Shares are listed, quoted or traded.

2.2 “Award” means Options (including non-qualified options and Incentive Share Options), SARs, Restricted Shares, Performance Share Units (which may be paid in cash), Performance Shares, Deferred Shares, Restricted Share Units, Dividend Equivalents, Bonus Shares or Other Share-Based Awards granted under the Plan.

2.3 “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

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2.4 “Board” means the Board of Directors of the Company, from time to time.

2.5 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6 “Cause” means, except as otherwise defined in an Award Agreement:

(a) the commission of any act by a Grantee constituting a felony or crime of moral turpitude (or their equivalent in a non-United States jurisdiction);

(b) an act of dishonesty, fraud, intentional misrepresentation, or harassment which, as determined in good faith by the Committee, would: (i) materially adversely affect the business or the reputation of the Company or any of its Subsidiaries with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (ii) expose the Company or any of its Subsidiaries to a risk of civil or criminal legal damages, liabilities or penalties;

(c) any material misconduct in violation of the Company’s or a Subsidiary’s written policies; or

(d) willful and deliberate non-performance of the Grantee’s duties in connection with the business affairs of the Company or its Subsidiaries;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Subsidiaries or participates in any severance plan established by the Company applicable to Awards granted to the Grantee under the Plan that includes a definition of “cause” (or a substantially equivalent term), then Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7 “CEO” means the Chief Executive Officer of the Company or any other named executive officer.

2.8 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.9 “Committee” has the meaning set forth in Section 3.1.

2.10 “Company” means Cosmos Holdings Inc., a company incorporated under the laws of Nevada.

2.11 “Compensation Committee” means the compensation committee of the Board.

2.12 “Corporate Transaction” has the meaning set forth in Section 4.2(b).

2.13 “Deferred Shares means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

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2.14 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

2.15 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.16 “Effective Date” has the meaning set forth in Section 1.1.

2.17 “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Subsidiary; provided, however, that solely with respect to the grant of an Incentive Share Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee to, non-employee consultant of or Non-Employee Director of the Company or any Subsidiary within a reasonable period of time after the grant of an Award (other than an Incentive Share Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Subsidiary within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.19 “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR. Notwithstanding the foregoing, the Exercise Price may never be less than the par value per Share of US$0.001.

2.20 “Fair Market Value” means, as of any date, unless otherwise specifically provided in an Award Agreement, the value of Shares determined as follows:

(a) If the Shares are listed on one or more established and regulated securities exchanges, national market systems or automated quotation systems on which Shares are listed, quoted or traded, Fair Market Value means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the principal exchange or system on which the Shares are traded on the applicable date or the preceding trading day.

(b) If the Shares are traded over the counter at the time a determination of Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded.

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(c) In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.21 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.22 “Grantee” means a person who has been granted an Award.

2.23 “Incentive Share Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.24 “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.25 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

2.26 “Option” means an option granted under Article 6 of the Plan.

2.27 “Other Share-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.28 “Performance Period” means, with respect to an Award of Performance Shares or Performance Share Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.29 “Performance Share” and “Performance Share Unit” have the respective meanings set forth in Article 9.

2.30 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.31 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.32 “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.33 “Restricted Share Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.34 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.35 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.36 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

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2.37 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.38 “Share” means a share of Common Stock of the Company, par value US$0.001, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.39 “Share Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.40 “Subsidiary” means any corporation or other entity, including but not limited to partnerships, limited liability companies, exempted companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) shares possessing more than fifty percent (50%) of the total combined voting power of all classes of shares entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of shares of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.41 “Surviving Company” means (a) the surviving entity in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving entity), (b) or the direct or indirect parent company of such surviving entity or (c) the direct or indirect parent company of the Company following a sale of substantially all of the issued and outstanding Shares of the Company.

2.42 “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.43 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Subsidiary in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Subsidiary or with respect to an individual who is an employee of, a non-employee consultant to or a Non-Employee Director of a Subsidiary, the first day on which such entity ceases to be a Subsidiary of the Company unless such individual continues to perform Services for the Company or another Subsidiary without interruption after such entity ceases to be a Subsidiary.

Article 3.

Administration

3.1 Committee.

(a) Subject to Article 14, and to subsection (b) and to Section 3.2, the Plan shall be administered by the Compensation Committee. In the event that the Board determines that the Compensation Committee shall not be the administrator of the Plan, the term “Committee” as used hereunder shall (except as provided for in subsection (b)) mean the committee of the Board designated to administer the Plan, or the full Board should the Board so designate. The Committee may delegate to the CEO any or all of the authority of the Committee with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(b) Unless the context requires otherwise, any references herein to “Committee” include references to the CEO to the extent the CEO has been delegated authority pursuant to subsection (a); provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Compensation Committee.

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3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by a majority of the members of the Board, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable, including where applicable the number of Shares issued, under any Performance Share Unit, Performance Share, Dividend Equivalent, Other Share-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option or SAR;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

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(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new Applicable Law or change in an existing Applicable Law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or a Subsidiary or the financial statements of the Company or a Subsidiary, or in response to changes in Applicable Law, regulations or accounting principles;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and shareholders. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

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3.3 No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without shareholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of shares that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

Article 4.

Shares Subject to the Plan

4.1 Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for issuance under the Plan (including Incentive Share Options) shall be five million (5,000,000) Shares.

(b) If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan except where otherwise specified hereunder. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

(c) Shares issued pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan. Additionally, at the discretion of the Committee, any Shares distributed pursuant to an Award may be represented by American Depositary Shares.

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4.2 Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a) Adjustment in Authorized Shares and Awards.In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, equity, or other property), recapitalization, forward or reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another entity or a sale of substantially all of the Shares of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and non-forfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and non-forfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c) Liquidation, Winding-Up or Dissolution of the Company. In the event of the proposed liquidation, winding-up or dissolution of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

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Article 5.

Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Law.

5.4 Non-transferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, mortgaged, encumbered, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Share Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Share Option, such SAR and Incentive Share Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Share Option.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for Shares and Share-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or shares of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1(a) on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3.

(a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares issued under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

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(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Share Units, the satisfaction of any requirements or goals with respect to Performance Share Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Shares, or the lapse or waiver of restrictions with respect to Other Share-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.

Share Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Share Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Share Option. Any Option designated as an Incentive Share Option:

(a) shall be granted only to an employee of the Company or a Subsidiary;

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(b) shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns Shares (including Shares treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Share Options (whether granted under the Plan or any other share option plan of the Grantee’s employer or any parent or Subsidiary (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds US$100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Share Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Share Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Share Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Share Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Share Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Share Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Share Option), take any action necessary to prevent such Option from being treated as an Incentive Share Option.

6.5 Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

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(b) with the approval of the Committee, delivery of Shares owned by the Grantee prior to exercise, valued at Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e) subject to Applicable Law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002 if applicable), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.

Share Appreciation Rights

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4 Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

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Article 8.

Restricted Shares

8.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without Cause.

8.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5 Escrow; Legends. The Committee may provide that the certificates (if any) for any Restricted Shares (x) shall be held (together with a share transfer power executed in blank by the Grantee) in escrow by the Company until such Restricted Shares become non-forfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become non-forfeitable, the Company shall cause certificates (if any) for such shares to be delivered without such legend.

Article 9.

Performance Share Units and Performance Shares

9.1 Grant of Performance Share Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Share Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee shall have the authority, at the time of grant of any Award under this Plan, to designate such Award as an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash bonus to any Grantee and designate such Award as an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

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9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Share Units and Performance Shares.

(a) After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. In determining the actual amount of an individual Grantee’s performance compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the performance compensation Award earned during the Performance Period through the use of negative discretion (consistent with Section 162(m) of the Code) if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of performance compensation Awards for a Performance Period if the performance goals for such Performance Period have not been attained; or (B) increase a performance compensation Award above the applicable overall share issuance limitations set forth in this Plan.

(b) The performance criteria that will be used to establish the performance goal(s) required to be achieved for the vesting of Performance Share Units or Performance Shares shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria will be based on one or more of the following business criteria or any combination thereof: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) share price or performance; (viii) total shareholder return (share price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) employee retention; (xx) safety standards; (xxi) productivity measures; (xxii) cost reduction measures; and/or (xxiii) strategic plan development and implementation.

(c) At the discretion of the Committee, the settlement of Performance Share Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

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(d) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

(e) At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares issuable in connection with vested Performance Shares which have been earned, but not yet issued to the Grantee.

Article 10.

Deferred Shares and Restricted Share Units

10.1 Grant of Deferred Shares and Restricted Share Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Shares and/or Restricted Share Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine.

10.2 Vesting and Delivery.

(a) Deferred Shares. Delivery of Shares subject to a Deferred Shares grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Shares. An Award of Deferred Shares may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Shares remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

(b) Restricted Share Units. Delivery of Shares subject to a grant of Restricted Share Units will occur upon the expiration of the period during which the Restricted Share Units are subject to a substantial risk of forfeiture. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Share Units remains subject to a substantial risk of forfeiture, such Restricted Share Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

10.3 Voting and Dividend Equivalent Rights Attributable to Deferred Shares and Restricted Share Units. A Grantee awarded Deferred Shares or Restricted Share Units will have no voting rights with respect to such Deferred Shares or Restricted Share Units prior to the delivery of Shares in settlement of such Deferred Shares and/or Restricted Share Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Shares and/or Restricted Share Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Shares or Restricted Share Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Shares or Restricted Share Units to which such Dividend Equivalents relate.

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Article 11.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised.

Article 12.

Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.

Other Share-Based Awards

The Committee is authorized, subject to limitations under Applicable Law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares issued pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.

Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of US$1,000,000 in a single calendar year.

Article 15.

Amendment, Modification, and Termination

15.1 Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to shareholders for approval.

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15.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.

Compliance with Code Section 409A

The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. To the extent that the Committee determines that any Award is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, if the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and each applicable Award Agreement as the Committee determines necessary or appropriate to (a) exempt the Award from Section 409A of the Code, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance.

Article 17.

Withholding

17.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes under any Applicable Law are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of taxes under Applicable Law, including without limitation United States federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes, by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii) delivering part or all of the amount to be withheld in the form of Shares valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

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(iv) withholding from any compensation otherwise due to the Grantee.

The Committee shall provide that the amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the maximum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.

Additional Provisions

18.1 Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all Applicable Law, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Subsidiary) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any Applicable Law or regulation.

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18.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates (if any) for Shares issued under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates (if any) to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5 Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to provide in any Award Agreement that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by Applicable Law) in the event of the Participant’s termination for Cause; serious misconduct; violation of the Company’s or a Subsidiary’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary; breach of applicable non-competition, non-solicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or a Subsidiary, or otherwise detrimental to the business, reputation or interests of the Company and/or a Subsidiary; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6 No Rights as a Shareholder. No Grantee shall have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Share dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

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18.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.9 Governing Law. The Plan is governed by and construed in accordance with, the laws of Nevada. The courts of New York and the courts of appeal from them shall have non-exclusive jurisdiction to determine any disputes which may arise out of or in connection with this Plan, accordingly, any legal action or proceedings arising out of or in connection with this Plan may be brought in those courts, but without prejudice to the right of the Company or any Grantee to bring proceedings in any other appropriate jurisdiction.

18.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Subsidiary.

18.12 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, (b) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”, and (c) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

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18.14 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.15 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.16 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.17 Shareholder Approval. All Incentive Share Options granted on or after the Effective Date and prior to the date the Company’s shareholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s shareholders.

18.18 Forfeiture of Shares. Any forfeiture of Shares described in this Plan will take effect as a surrender for no consideration of such Shares as a matter of Nevada law.

18.19 Share Issuances. The allotment and issuance of Shares pursuant to the terms of this Plan following the exercise of an Option shall be subject to the Amended and Restated Memorandum and Articles of Association of the Company. Shares shall not in fact be allotted and issued (or repurchased or forfeited) until the time at which the Grantee’s name (and number of Shares to be allotted and issued) is entered on the Company’s Register of Members (or the existing entry is updated to reflect the repurchase or forfeiture) (the register being prima facie evidence of legal title to Shares).

18.20 No Dividends on Unvested Awards. Notwithstanding anything in this Plan to the contrary, in no event shall the Board or the Committee approve the payment of any dividend by the Company on unvested Awards.

# # #

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EXHIBIT B

AMENDMENT TO THE ARTICLES OF INCORPORATION
OF
COSMOS HOLDINGS INC.

Pursuant to the provisions of Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”), the undersigned corporation adopts the following Amendment to the Articles of Incorporation.

I. AMENDMENT TO THE ARTICLES OF INCORPORATION.

Article 1 of the Articles of Incorporation is amended as follows:

1. NAME OF CORPORATION. The name of the corporation is Cosmos Health Inc. (the “Corporation”).

II. STOCKHOLDER APPROVAL. This Certificate of Amendment to the Articles of Incorporation has been approved by the Stockholders pursuant to the Nevada Corporations Act.

III. EFFECTIVE DATE OF FILING. This Certificate of Amendment to the Articles of Incorporation shall be effective on the day it is filed with the Secretary of State.

IN TESTIMONY HEREOF, the undersigned has executed this Certificate of Amendment to the Articles of Incorporation as of December ___, 2022.

Date: December ___, 2022

_________________________________

[AUTHORIZED PERSON NAME]

[TITLE]

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COSMOS HOLDINGS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 2, 2022 AT 9:00 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Grigorios Siokas and Georgios Terzis, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Cosmos Holdings Inc., to be held on Monday, December 2, 2022 at 9:00 a.m., at the Company’s offices at 141 West Jackson Boulevard, Suite 4236, Chicago, Illinois 60604, and at any adjournments or postponements thereof, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/COSM
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF COSMOS HOLDINGS INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Grigorios Siokas				☐
	Demetrios G. Demetriades				☐	Control ID:
	John J. Hoidas				☐	REQUEST ID:
	Dr. Anastasios Aslidis				☐
	Dr. Manfred Ziegler				☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	To approve the Cosmos Holdings Inc. 2022 Equity Incentive Plan.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	To cast a non-binding, advisory vote on the frequency with which the Company’s shareholders shall have an advisory say on pay vote on the compensation of the Company’s named executive officers.		☐	☐	☐
Proposal 4		→	FOR	AGAINST	ABSTAIN
	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (“Say or Pay Vote”).		☐	☐	☐
Proposal 5		→	FOR	AGAINST	ABSTAIN
	To approve the amendment to the Company’s Articles of Incorporation to the change the Company’s name.		☐	☐	☐
Proposal 6		→	FOR	AGAINST	ABSTAIN
	To authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2021 Annual Report on Form 10-K the proxy will be voted (1) “for” the election of each of the nominees for director; (2) “for” the approval of the Company’s 2022 equity incentive plan; (3) “for” the advisory three year frequency of Say on Pay Vote; (4) “for” the advisory Say on Pay Vote; (5) “for” the approval of the amendment to the Company’s Articles of Incorporation to the change the Company’s name; and (6) “for” to authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)